UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

CAS MEDICAL SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)
44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 16, 2013, CAS Medical Systems, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Northland Securities, Inc. (the “Underwriter”) relating to the public offering of 5,200,000 shares of the Company’s common stock, par value $0.004 per share (the “Shares”). The Shares will be sold to the public at a per Share price of $1.25, for gross proceeds of $6,500,000.

The net proceeds to the Company from the sale of the Shares, after deducting the Underwriter’s discounts and commissions and other estimated offering expenses payable by the Company, are expected to be approximately $5,879,000. The offering is expected to close on or about July 22, 2013, subject to the satisfaction of customary closing conditions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The legal opinion of Wiggin and Dana LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Shares are being offered and sold pursuant to a prospectus dated May 24, 2013 and a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2013, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-188844) declared effective by the SEC on June 6, 2013.

Item 7.01. Regulation FD Disclosure

On July 17, 2013, the Company issued a press release announcing the pricing of the offering of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
1.1	Form of Purchase Agreement, dated July 16, 2013, by and between CAS Medical Systems, Inc. and Northland Securities, Inc., as sole book-running manager
5.1	Opinion of Wiggin and Dana LLP, acting as counsel to CAS Medical Systems, Inc., with respect to the legality of the common stock being registered
23.1	Consent of Wiggin and Dana LLP, acting as counsel to CAS Medical Systems, Inc. (included in Exhibit 5.1 hereto)
99.1	Press Release dated July 17, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: July 17, 2013	By:	/s/ Jeffery A. Baird
Jeffery A. Baird Chief Financial Officer

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